Exhibit 24-A


                         POWER OF ATTORNEY

                            __________


     I, JEFFREY J. LEGGE, do hereby constitute and appoint JOHN C.
MAC FARLANE, JOHN D. ERICKSON, and C. E. BRUNKO, and or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Controller and Principal Accounting Officer of Otter Tail Power Company, the Annual Report of Otter Tail Power Company on Form 10-K for its fiscal year ended December 31, 1998, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

Date: February 12, 1999.



                                     ___________Jeffrey J. Legge_______
                                                Jeffrey J. Legge

In Presence of:


Anita Anderson
______________


Becky Luhning
______________




                          POWER OF ATTORNEY

                             __________


     I, JOHN C. MAC FARLANE, do hereby constitute and appoint JOHN D. ERICKSON, and C. E. BRUNKO, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as President and Chief Executive Officer, Principal Executive Officer and Director of Otter Tail Power Company, the Annual Report of Otter Tail Power Company on Form 10-K for its fiscal year ended December 31, 1998, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

Date:  February 11, 1999.



                                      ________John C. MacFarlane_______
                                              John C. MacFarlane

In Presence of:


Deborah A. Kleven
___________________


Penny Mosher
___________________






                          POWER OF ATTORNEY

                             __________


     I, ROBERT N. SPOLUM, do hereby constitute and appoint JOHN C.
MAC FARLANE, JOHN D. ERICKSON, and C. E. BRUNKO, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Director of Otter Tail Power Company, the Annual Report of Otter Tail Power Company on Form 10-K for its fiscal year ended December 31, 1998, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

Date:  February 17, 1999



                                       ___________Robert N. Spolum_____
                                                  Robert N. Spolum

In Presence of:



Dwight Fredricson
___________________


Francine C. Johnson
___________________






                          POWER OF ATTORNEY

                              __________


     I, NATHAN I. PARTAIN, do hereby constitute and appoint JOHN C. MAC FARLANE, JOHN D. ERICKSON, and C. E. BRUNKO, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Director of Otter Tail Power Company, the Annual Report of Otter Tail Power Company on Form 10-K for its fiscal year ended December 31, 1998, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

Date:  February  19, 1999.


                                       _________Nathan I. Partain________
                                                Nathan I. Partain

In Presence of:


Eric Elveberg
_____________


Ellen Rembert
_____________






                          POWER OF ATTORNEY

                             __________


     I, DAYLE DIETZ, do hereby constitute and appoint JOHN C. MAC FARLANE, JOHN D. ERICKSON, and C. E. BRUNKO, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Director of Otter Tail Power Company, the Annual Report of Otter Tail Power Company on Form 10-K for its fiscal year ended December 31, 1998, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

Date:  March 1, 1999.



                                      ___________Dayle Dietz___________
                                                 Dayle Dietz

In Presence of:


Eleanor Zakala
________________


Steve Stroh
________________






                          POWER OF ATTORNEY

                              __________


     I, ARVID R. LIEBE, do hereby constitute and appoint JOHN C.
MAC FARLANE, JOHN D. ERICKSON, and C. E. BRUNKO, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Director of Otter Tail Power Company, the Annual Report of Otter Tail Power Company on Form 10-K for its fiscal year ended December 31, 1998, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

Date:  February 16, 1999.


                                       ___________Arvid R. Liebe ______
                                                  Arvid R. Liebe

In Presence of:


Renee Thomas
_________________


Susan J. DeJong
_________________






                           POWER OF ATTORNEY

                              __________


     I, THOMAS M. BROWN, do hereby constitute and appoint JOHN C.
MAC FARLANE, JOHN D. ERICKSON, and C. E. BRUNKO, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Director of Otter Tail Power Company, the Annual Report of Otter Tail Power Company on Form 10-K for its fiscal year ended December 31, 1998, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

Date:  February 22, 1999.


                                      ___________Thomas M. Brown _____
                                                 Thomas M. Brown

In Presence of:


Donna M. Hull
_________________


Diane Rundlbade
_________________






                         POWER OF ATTORNEY

                            __________


     I, C. E. BRUNKO, do hereby constitute and appoint JOHN C. MAC FARLANE, and JOHN D. ERICKSON, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Assistant Treasurer and Assistant Secretary of Otter Tail Power Company, the Annual Report of Otter Tail Power Company on Form 10-K for its fiscal year ended December
31, 1998, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

Date:  February 12, 1999.


                                       __________C. E. Brunko____________
                                                 C. E. Brunko

In Presence of:


LeAnn Dornburg
____________________


Desdemona B. Norgren
____________________





                          POWER OF ATTORNEY

                             __________


     I, MAYNARD D. HELGAAS, do hereby constitute and appoint JOHN C.
MAC FARLANE, JOHN D. ERICKSON, and C. E. BRUNKO, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Director of Otter Tail Power Company, the Annual Report of Otter Tail Power Company on Form 10-K for its fiscal year ended December 31, 1998, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

Date:  February 14, 1999.


                                       _________Maynard D. Helgaas_______
                                                Maynard D. Helgaas

In Presence of:


Julie Dunwoodie
___________________


Ronald Hurour
___________________




                         POWER OF ATTORNEY

                              __________


     I, KENNETH L. NELSON, do hereby constitute and appoint JOHN C. MAC FARLANE, JOHN D. ERICKSON, and C. E. BRUNKO, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Director of Otter Tail Power Company, the Annual Report of Otter Tail Power Company on Form 10-K for its fiscal year ended December 31, 1998, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

Date:  February 15, 1999



                                       __________Kenneth L. Nelson____
                                                 Kenneth L. Nelson

In Presence of:


Kim M. Nelson
_________________


Penny Mosher
_________________




                           POWER OF ATTORNEY

                              __________


     I, DENNIS R. EMMEN, do hereby constitute and appoint JOHN C.
MAC FARLANE, JOHN D. ERICKSON, and C. E. BRUNKO, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Director of Otter Tail Power Company, the Annual Report of Otter Tail Power Company on Form 10-K for its fiscal year ended December 31, 1998, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

Date:  February 16, 1999



                                       _________Dennis R. Emmen_______
                                                Dennis R. Emmen
In Presence of:


Becky Luhning
________________


Penny Mosher
________________






                          POWER OF ATTORNEY

                             __________


     I, JOHN D. ERICKSON, do hereby constitute and appoint JOHN C.
MAC FARLANE, and C. E. BRUNKO, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Vice President, Finance of Otter Tail Power Company, the Annual Report of Otter Tail Power Company on Form 10-K for its fiscal year ended December 31, 1998, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

Date:  February 24, 1999.


                                       _________John D. Erickson______
                                                John D. Erickson

In Presence of:


Penny Mosher
_________________


Lori D. Dawkins
_________________